Exhibit 99.1

NANO Nuclear Granted U.S. Department of Energy’s GAIN Voucher Award in Collaboration with Oak Ridge National Laboratory to Develop a Validated UQ Framework Tailored to the KRONOS MMR™ Energy System

New York, N.Y., April 9, 2026 — NANO Nuclear Energy Inc. (NASDAQ: NNE) (“NANO Nuclear” or “the Company”), a leading advanced nuclear micro modular reactor (MMR) and technology company focused on developing clean energy solutions, today announced that it has been awarded a Gateway for Accelerated Innovations in Nuclear (GAIN) Voucher, NE-26-38854, by U.S. Department of Energy (DOE) relating to its KRONOS MMR™ Energy System titled, “Uncertainty Quantification and Sensitivity Analysis Support for NANO Nuclear Reactor Design Using ORNL’s Tools – SCALE/TSUNAMI”.

U.S. Department of Energy’s GAIN Voucher Award can be found here: https://gain.inl.gov/uncertainty-quantification-and-sensitivity-analysis-support/.

Figure 1 – Rendering of NANO Nuclear KRONOS MMR™ (Micro Modular Reactor) Energy System

“The receipt of this DOE’s GAIN Voucher Award represents another important achievement for our engineering and scientific teams, as well as for our company as a whole,” said Alisha Kasam-Griffith, Ph.D., Director of Reactor Design of NANO Nuclear. “Our collaboration with the Oak Ridge National Laboratory enables us to draw on the expertise of leading scientists, engineers, and researchers to further advance the KRONOS MMR™ Energy System for real-world applications as we progress toward construction, demonstration, and eventual deployment at scale.”

Figure 2 – NANO Nuclear Energy has completed site-characterization for its KRONOS MMR™ Energy System in partnership with the University of Illinois.

As a first-of-a-kind advanced reactor, the patented KRONOS MMR™ Energy System requires rigorous uncertainty quantification (UQ) and sensitivity analysis to demonstrate safety margins, performance reliability, and licensing readiness.

NANO Nuclear, in collaboration with the Oak Ridge National Laboratory (ORNL), will apply the SCALE/TSUNAMI code suite to quantify the impact of nuclear data, modeling assumptions, and operational parameters on key reactor physics metrics, including reactivity, power distribution, and temperature coefficients. ORNL’s analytical tools and expertise, which are recognized by the U.S> Nuclear Regulatory Commission (NRC), will enable development of a validated UQ framework tailored to the KRONOS MMR™ design.

“We are pleased to receive our second GAIN voucher as a company and the first for our KRONOS MMR™ Energy System,” said Jay Yu, Founder and Chairman of NANO Nuclear. “This award reflects the progress we have made in advancing the micro modular reactor through its development stages, and I want to recognize the efforts of our amazing engineering and scientific teams in securing this voucher. Looking ahead, we expect our collaboration with ORNL to generate valuable data that will help inform ongoing development and support the positioning of KRONOS MMR™ for future deployment.”

The U.S. Department of Energy Office of Nuclear Energy’s (DOE-NE) Gateway for Accelerated Innovation in Nuclear (GAIN) program provides the nuclear community with the technical, regulatory, and financial support needed to move innovative nuclear technologies toward commercialization while ensuring the continued, safe, and economic operation of the existing fleet.

This collaboration will strengthen confidence in design margins, create the potential to reduce regulatory uncertainty, and support pre-licensing engagement with DOE and the NRC. The resulting analysis framework will accelerate KRONOS MMR™ design maturation and contribute to commercialization of scalable, advanced microreactor technology.

“NANO Nuclear is continuing to advance the KRONOS MMR™ Energy System toward real-world deployment, and the award of this GAIN voucher provides meaningful support as we prepare the technology for the next phase,” said James Walker, Chief Executive Officer of NANO Nuclear. “Our collaboration with ORNL, one of the nation’s leading research laboratories, builds on an established relationship and will support targeted testing and data generation to inform system development and validation. The support of the DOE further underscores both the technical progress we have made and the strength of our approach as we continue to move the KRONOS MMR™ through its construction, licensing and deployment stages.”

GAIN NE voucher recipients do not receive direct financial awards as the vouchers provide funding to DOE laboratories (in this case ORNL) to help businesses overcome critical technological and commercialization challenges. These vouchers thus grant innovators like NANO Nuclear access to the extensive nuclear research expertise and capabilities across the DOE national laboratory complex.

About NANO Nuclear Energy Inc.

NANO Nuclear Energy Inc. (NASDAQ: NNE) is a North American advanced technology-driven nuclear energy company seeking to become a commercially focused, diversified, and vertically integrated company across five business lines: (i) cutting edge portable and other microreactor technologies, (ii) nuclear fuel supply chain, (iii) nuclear fuel transportation, (iv) nuclear applications for space and (v) nuclear industry consulting services. NANO Nuclear believes it is the first portable nuclear microreactor company to be listed publicly in the U.S.

Led by a world-class nuclear engineering team, NANO Nuclear’s reactor products in development include its lead project, the patented KRONOS MMR™ Energy System, a stationary high-temperature gas-cooled reactor that is in construction permit pre-application engagement with the U.S. Nuclear Regulatory Commission (NRC) in collaboration with University of Illinois Urbana-Champaign (U. of I.), ZEUS™, a solid core battery reactor, and the space focused, portable LOKI MMR™, each representing advanced developments in clean energy solutions that are modular, on-demand capable, advanced nuclear microreactors.

Advanced Fuel Transportation Inc. (AFT), a NANO Nuclear subsidiary, is led by former executives from the largest transportation company in the world aiming to build a North American transportation company that will provide commercial quantities of HALEU fuel to small modular reactors, microreactor companies, national laboratories, military, and U.S. Department of Energy programs. Through NANO Nuclear, AFT is the exclusive licensee of a patented high-capacity HALEU fuel transportation basket developed by three major U.S. national nuclear laboratories and funded by the Department of Energy. Assuming development and commercialization, AFT is expected to form part of the only vertically integrated nuclear fuel business of its kind in North America.

HALEU Energy Fuel Inc. (HEF), a NANO Nuclear subsidiary, is focusing on the development of the fuel supply chain for NANO Nuclear’s own microreactors as well as the broader advanced nuclear reactor industry.

NANO Nuclear Space Inc. (NNS), a NANO Nuclear subsidiary, is exploring the potential commercial applications of NANO Nuclear’s developing micro nuclear reactor technology in space. NNS is focusing on applications such as the LOKI MMR™ system and other power systems for extraterrestrial projects and human sustaining environments, and potentially propulsion technology for long haul space missions. NNS’ initial focus will be on cis-lunar applications, referring to uses in the space region extending from Earth to the area surrounding the Moon’s surface.

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Cautionary Note Regarding Forward Looking Statements

This news release and statements of NANO Nuclear’s management in connection with this news release contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “explore”, “aims,” “estimates”, “plans”, “believes”, “potential”, “eventual,” “goal,” “will”, “should”, “could”, “would” or “may” and other words of similar meaning. In this press release, forward-looking statements include those related to the anticipated benefits to the Company of GAIN Voucher award described herein. These and other forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors, which may be beyond our control. In addition, for NANO Nuclear, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) risks related to our U.S. Department of Energy (“DOE”), U.S. Nuclear Regulatory Commission (“NRC”), Canadian Nuclear Safety Commission (“CNSC”) or related state or other U.S. or non-U.S nuclear licensing submissions, (ii) risks related the development of new or advanced technology and the acquisition of complementary technology or businesses, including difficulties with design and testing, cost overruns, regulatory delays, integration issues and the development of competitive technology, (iii) our ability to obtain contracts and funding to be able to continue operations, (iv) risks related to uncertainty regarding our ability to technologically develop and commercially deploy a competitive advanced nuclear reactor or other technology in the timelines we anticipate, if ever, (v) risks related to the impact of U.S. and non-U.S. government regulation, policies and licensing requirements, including by the DOE, and the NRC, including those associated with the recently enacted ADVANCE Act and the May 23, 2025 Executive Orders seeking to streamline nuclear regulation, , and (vi) similar risks and uncertainties associated with the operating a developing business a highly regulated, competitive and rapidly evolving industry, including that our plans may change and we may use our cash on hand faster or in different ways than anticipated as our business requires. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement, and NANO Nuclear therefore encourages investors to review other factors that may affect future results in its filings with the SEC, which are available for review at www.sec.gov and at https://ir.nanonuclearenergy.com/financial-information/sec-filings. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release.